SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NEIMAN FUNDS

(Name of Registrant as Specified in Its Charter)

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NEIMAN FUNDS

6325 La Valle Plateada,
P.O. Box 205
Rancho Santa Fe, CA 92067

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held November 30, 2009

Dear Shareholders:

            The Board of Trustees of the Neiman Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting ("Special Meeting") of the shareholders of the Neiman Large Cap Value Fund, a series of the Trust, to be held at 6325 La Valle Plateada, P.O. Box 205, Rancho Santa Fe, CA 92067, on November 30, 2009 at 10 a.m., Pacific Time, for the following purpose:

1.

To approve a new Investment Advisory Agreement between Neiman Funds Management LLC and the Trust relating to the Neiman Large Cap Value Fund

2.

To elect one individual to the Board of Trustees of the Trust to serve until his successor is elected and qualified.

3.

To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on ___________, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

[__________, Secretary]

     _______________, 2009

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 619-588-9701, whether or not you expect to be present at the Special Meeting.  If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

NEIMAN FUNDS

6325 La Valle Plateada,

P.O. Box 205

Rancho Santa Fe, CA 92067

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PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 30, 2009

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Neiman Funds (the “Trust”), on behalf of the Neiman Large Cap Value Fund (the “Fund”), a series of the Trust, for use at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 6325 La Valle Plateada,  P.O. Box 205 Rancho Santa Fe, CA 92067, on November 30, 2009 at 10 a.m., Pacific Time, and at any and all adjournments thereof.  The purpose of the Meeting is to consider the following proposals:

1.

To approve a new Investment Advisory Agreement between Neiman Funds Management LLC, and the Trust relating to the Neiman Large Cap Value Fund.

2.

To elect one individual to the Board of Trustees of the Trust to serve until the next annual meeting or until his successor is elected and qualified.

3.

To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on __________, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about October 15, 2009.

Copies of the Proxy Statement and the Fund's most recent annual and semi-annual reports, including financial statements and schedules, are available at no charge by visiting www.neimanfunds.com, sending a written request to Neiman Large Cap Value Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, sending an  email request to [_______________] or calling 1-877-385-2720.  You may obtain directions to the Special Meeting at www.neimanfunds.com.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT

ADVISORY AGREEMENT BETWEEN

NEIMAN FUNDS MANAGEMENT LLC

 AND NEIMAN FUNDS

Background

Neiman Capital Management, LLC (“Neiman Capital”) currently serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement (the "Current Advisory Agreement") between the Trust, on behalf of the Fund, and Neiman Capital.  The principals of Neiman Capital have now formed a new investment adviser, Neiman Funds Management LLC (“Neiman Funds Management”), that is intended to serve as an investment adviser to registered investment companies, such as the Trust.  Neiman Capital and Neiman Capital Management will share employees and the portfolio managers employed by Neiman Capital will continue to manage the Fund as employees of Neiman Funds Management.  At a meeting held on September 24, 2009, the Board of Trustees of the Trust approved, subject to shareholder approval, a proposed new investment advisory agreement (the "New Advisory Agreement") for the Fund with Neiman Funds Management.  If approved by shareholders, Neiman Funds Management will replace Neiman Capital as the investment adviser responsible for making day-to-day investment decisions for the Fund.

Approval of the New Advisory Agreement will not raise the fees paid by the shareholders of the Fund or result in a change in portfolio managers.  The New Advisory Agreement is identical in all material respects to the Current Advisory Agreement, with the exception of the New Advisory Agreement's effective date.  The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that investment advisory agreements, be approve by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders now are being asked to approve the proposed a New Advisory Agreement between the Trust, on behalf of the Fund, and Neiman Funds Management.

The Current Advisory Agreement

The Current Advisory Agreement was approved by the sole shareholder of the Fund on March 18, 2003.  Under the terms of the Current Advisory Agreement, Neiman Capital performs all services necessary for the management of the portfolio investments of the Fund, including but not limited to, managing, in its discretion, the investment and reinvestment of all assets acquired by the Fund, including determining what securities and other investments are to be purchased or sold for the Fund and executing transactions accordingly.  The Current Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the contract on the part of Neiman Capital, neither Neiman Capital nor any of its directors, officers, employees, shareholders, members, agents, control persons or affiliates shall be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Current Advisory Agreement further provides that after its initial two-year term, it is subject to annual approval by (a) the Board of Trustees of the Trust or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Trustees who are not affiliated with Neiman Capital (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Current Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by (i) the Board of Trustees, (ii) a vote of the majority of the outstanding voting securities of the Fund, or (iii) Neiman Capital.  The Current Advisory Agreement automatically and immediately terminates in the event of an "assignment", as defined in the 1940 Act.

The Fund's investment portfolio is managed on a day-to-day basis by the investment team of Harvey Neiman and Daniel Neiman.  Mr. Harvey Neiman has been an attorney since 1970.  From 1993 through 1999 he was a licensed stock broker, serving with Merrill Lynch, Morgan Stanley Dean Witter, and AG Edwards.  In 1999, Mr. Harvey Neiman formed Neiman Capital and he has been managing portfolios since that time.  Mr. Daniel Neiman received a bachelor’s degree in finance from Humboldt State University in 1999.  He has been a manager at Neiman Capital since 1999.

For its services, Neiman Capital receives an annual advisory fee from the Fund equal to 1.00% of the Fund’s average daily net assets.  For the fiscal year ended March 31, 2009, the aggregate fee paid to Neiman Capital by the Fund was $___________.

The New Advisory Agreement

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Neiman Funds Management.  The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement.  The New Advisory Agreement will become effective upon shareholder approval, and is attached as Exhibit A.  You should read the New Advisory Agreement.

The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, (i) the Board of Trustees, (ii) a vote of the majority of the outstanding voting securities of the Fund, or (iii) Neiman Funds Management.  The New Advisory Agreement automatically and immediately terminates in the event of an "assignment", as defined in the 1940 Act.

The New Advisory Agreement provides that Neiman Funds Management will perform all services necessary for the management of the portfolio investments of the Fund, including but not limited to, managing, in its discretion, the investment and reinvestment of all assets acquired by the Fund, including determining what securities and other investments are to be purchased or sold for the Fund and executing transactions accordingly.  In addition, Neiman Funds Management will furnish any and all other services that Neiman Funds Management determines, subject to review by the Board, to be necessary or useful to perform its obligations or as the Board requests from time to time.  The Fund's investment portfolio will continue to be managed on a day-to-day basis by the investment team of Mr. Harvey Neiman and Mr. Daniel Neiman, the current portfolio managers to the Fund.

Under the New Advisory Agreement, Neiman Funds Management will receive from the Fund an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

Information Concerning Neiman Funds Management LLC.

Neiman Funds Management LLC is located at 6631 Main Street, Williamsville,  NY 14221  and currently is controlled by Harvey Neiman, Joshua Heims, Michael Lomas, Glenn Wiggle and Daniel Neiman,

The names, addresses and principal occupation of the executive officer of Neiman Funds Management LLC is set forth below:

Name	Title	Address	Principal Occupation
Harvey Neiman	President		Portfolio Manager
Joshua Heims	Vice President		Investment Adviser
Michael Lomas	Vice President		Investment Adviser
Glenn Wiggle	Vice President		Investment Adviser
Daniel Neiman	Secretary / Treasurer		Portfolio Manager, Compliance Officer

Evaluation By The Board Of Trustees

At a meeting of the Board of Trustees held on September 24, 2009, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement with Neiman Funds Management.  After careful consideration to factors deemed relevant to the Trust and the Fund, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement, subject to shareholder approval.

In determining whether to approve the New Advisory Agreement, and recognizing that Neiman Funds Management essentially is the continuation of Neiman Capital, the Trustees considered:  (i) investment performance of Neiman Capital  with respect to the investment companies its portfolio managers manage; (ii) the nature, extent and quality of services expected to be provided by Neiman ; (iii) the costs of the services to be provided and the profits expected to be realized by Neiman Funds Management from its relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

The Trustees first noted that the New Advisory Agreement will not raise the fees paid by the shareholders of the Fund or result in a change in portfolio managers.  As to the performance of the Fund, the Trustees reviewed information regarding the Fund's performance compared to a peer group of 38 funds.  The Trustees noted that the Fund outperformed the peer group for the 12-month period ended June 30, 2009 and the 3 year period ended June 30, 2009.  The portfolio managers also reported that the Fund continued to hold a five star rating by Morningstar.

As to the nature, extent and quality of the services provided by management, the Trustees analyzed Neiman Funds Management’s personnel experience and capabilities.  Management summarized the information provided to the Trustees. The Trustees discussed the portfolio manager's background and investment management experience, noting that there will be no change in the portfolio managers.  Representatives of Neiman Funds Management reviewed and discussed with the Trustees the firm's Form ADV and 17j-1 certifications.  Members of Neiman Funds Management also stated that in addition to advisory services, the firm will provide the Fund with officers, including the CCO, and office space.  Management further reviewed Neiman Funds Management’s corporate structure, business activities and personnel.  Furthermore, management stated that the Adviser, the transfer agent, the fund accountant or the custodian bank were not related parties.

As to the cost of the services to be provided and the profits to be realized by Neiman Funds Management from the relationship with the Fund, it was noted that the Neiman Funds Management has agreed to subsidize the Fund in order to limit expenses to 1.75%.  Materials submitted by management showed that the Neiman Capital has waived fees or reimbursed Fund expenses to limit Fund operating expenses to 1.75%, resulting in a slight profit to the Neiman Capital on its relationship with the Fund.  Neiman Funds Management will continue to limit Fund operating expenses and expects to make similar profits in the near term.  The Trustees discussed Neiman Funds Managements financial condition.

Turning to the level of adviser fees and total Fund operation expenses, the Trustees reviewed the audited expense ratio of the Fund compared to other mutual funds with similar investment objectives and asset levels and noted that the audited expense ratio of 1.75% was above the category average of 1.50%, but within the range of its peers.  The Trustees then reviewed the management fee ratio of the Fund compared its peer group and noted that the management fee ratio of 1.00% was above the category average of 0.72%, but at the same level as several other funds in the peer group.  The Trustees recognized the expense ratio was higher than average and the management fee was at the top end of the peer group; however, they also recognized that Neiman Funds Management will continue capping fund expenses and expects to be only slightly profitable.  Further, the Trustees recognized that , Fund performance has exceeded that of the peer group for the 12-month and 3-year period ended June 30, 2009 and that Neiman Funds Management is committed to reducing fees as economies of scale are realized.

The independent Trustees met in executive session to discuss the approval of the New Advisory Agreement.  The officers of the Trust and personnel of Neiman Funds Management were excused during this discussion.

Based upon the information provided, it was the consensus of the Trustees, including the Independent Trustees, that the overall arrangement provided under the terms of the New Advisory Agreement was a reasonable business arrangement, and that approval of the New Advisory Agreement was in the best interests of the shareholders of the Fund.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

PROPOSAL 2

ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect Michael Lomas ("Nominee") to the Board of Trustees of the Trust.  The Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Mr. Lomas was nominated for election by ___________ and ___________, both Independent Trustees.  Mr. Lomas was recommended to the Independent Trustees for nomination by _____________ to fill a vacancy created by the resignation of Mr. Daniel Neiman, an Interested Trustee.

The Independent Trustees approved the nomination of Mr. Lomas at a meeting held on September 24, 2009.  If elected, Mr. Lomas will assume office on or about ________________, 2009.

During the fiscal year ended March 31, 2009, the Board of Trustees met four times.  No Trustee attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominee and Incumbent Trustees

The Nominee is considered to be an Interested Trustee because he [_________________________]. Information about the Nominee, including his address, year of birth, principal occupation during the past five years, and other current directorships, is set forth in the table on the next page.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Directorships Held by the Nominee for Trustee
Michael Lomas[1] [Address] Year of Birth:	N/A	N/A	.	1	None

1  Michael Lomas is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with Neiman Funds Management.

The Trust has five incumbent Trustees.  If Mr. Lomas is elected by the shareholders, one of the Trustees, Mr. Daniel Neiman, will resign from the Board of Trustees.  However, he will remain as an officer of the Trust.  The following tables provide information regarding the incumbent Trustees, as well as the officers of the Trust.

Incumbent Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Incumbent Trustee	Other Directorships Held by Incumbent Trustee
Darla Clark, Year of Birth: 1950	Independent Trustee	Indefinite Term Since 2003	Bank Officer, Senior Vice President of Regents Bank (2001-Present); Bank Officer Scripps Bank (1995-2001).	1	None
Suzanne Cowan Dimeff, Year of Birth: 1953	Independent Trustee	Indefinite Term Since 2003	Attorney at Dimeff Law Offices, Tax & Estate Planning Attorney (2000-Present); Attorney at Casey-Gerry Reed and Schenk Law Firm (1989-1999).	1	None
Luke Fairfield, Year of Birth: 1976	Independent Trustee	Indefinite Term Since 2003	Chief Financial Officer/ Controller at Southwest Greens, a Construction Co. (2002-Present); Certified Public Accountant/ Supervisor at Considine & Considine, a Certified Public Accounting Firm (1998-2002).	1	None

1   The address of each trustee is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

Incumbent Interested Trustee and Trust Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Incumbent Trustee	Other Directorships Held by Independent Trustee
Harvey Neiman[2], Year of birth :1943	President and Trustee	Indefinite Term Since 2003	President and Portfolio Manager, Neiman Capital Management LLC (1999 – Present); Broker, various brokerage firms (Merrill Lynch, Morgan Stanley Dean Witter, AG Edwards( (1993 – 1999).	1	None
Daniel Neiman[2], Year of birth: 1977	Treasurer, Secretary and Chief Compliance Officer	N/A	Manager, Neiman Capital Management LLC (1999 – Present); Chief Compliance Officer of the Trust and the Neiman Capital Management LLC (2004 – Present); student at Humboldt State University (1995 – 1999).	1	None

1The address of each trustees and officer is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

2 Harvey Neiman is Daniel Neiman’s father.  Harvey Neiman and Daniel Neiman are each considered to be "interested persons" as defined in Section 2(a)(19) of the 1940 Act by virtue of their affiliation with the Adviser and Neiman Funds Management.

The following table sets forth the aggregate dollar range of equity securities owned by the Nominee and each incumbent Trustee of the Trust as of _________________, 2009.

Incumbent Trustees/Nominee	Dollar Range of Equity Securities in the Fund Listed Below	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Harvey Neiman
Michael Lomas
Darla Clark
Suzanne Cowan Dimeff
Luke Fairfield
Michael Lomas

Trustee and Officer Compensation

Trustee fees are paid by the Fund.  Officers and Trustees of the Trust who are deemed "interested persons" of the Trust receive no compensation from the Trust.  The following table provides information regarding Officer and Trustee compensation for the fiscal year ended March 31, 2009.

Name and Position	Aggregate Compensation from the Fund for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Fund for Service to Trust and Trust Complex [1]
Harvey Neiman President and Trustee	$0	$0	$0	$0
Daniel Neiman[2] Treasurer, Secretary and Chief Compliance Officer
Darla Clark Trustee	$1,000	$0	$0	$1,000
Suzanne Cowan Dimeff Trustee	$1,000	$0	$0	$1,000
Luke Fairfield Trustee	$1,000	$0	$0	$1,000

1 The "Fund Complex" consists of the Fund.

2 Upon the election of Mr. Lomas, Mr. Daniel Neiman intends to resign from the Board of Trustees.

Standing Committees

The Audit Committee is the only standing committee of the Board and is composed solely of Independent Trustees.  The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  During the fiscal year ended March 31, 2009, the Audit Committee met three times.  The Audit Committee Charter is attached as Exhibit B.

The Trust does not have a formal Nominating Committee.  Rather, nominees are considered and nominated by the Independent Trustees.  Because of the small size of the Board and the short operating history of the Trust, the Board has not felt that a formal Nominating Committee is necessary.  The Independent Trustees met to consider the nomination and appointment of Mr. Lomas on September 24, 2009.

When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Trust, with consideration being given to the person's business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, Officers and any other source the independent Trustees consider appropriate.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD OF TRUSTEES.

OTHER INFORMATION

Operation of the Fund

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on January 3, 2003.  The Board of Trustees supervises the business activities of the Trust.  The Trust currently retains Neiman Capital, 6325 La Valle Plateada,  P.O. Box 205 Rancho Santa Fe, CA 92067, as its investment adviser.  Premier Fund Solutions, Inc., 480 North Magnolia Avenue, Suite 103, El Cajon, CA 92020, has been retained to manage the Trust’s business affairs and provide the Trust with administrative services.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 acts as the Fund’s transfer agent and fund accountant.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Special Meeting.  A proxy card for voting your shares at the Special Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Advisory Agreement and for the election of the Nominee and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting.

Voting Securities and Voting

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding:

Neiman Funds	Shares
Neiman Large Cap Value Fund	__________

Only shareholders of record on the Record Date are entitled to vote at the Special Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.  The presence, in person or by proxy, of the holders of at least one half of the aggregate number of shares of a Trust entitled to vote is necessary to constitute a quorum at the Special Meeting.

The Nominee must receive a plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum exits to be elected to the Board of Trustees.  Approval of the New Advisory Agreement requires a vote of the lesser of (i) 67% or more of the voting shares of the Fund present at the Special Meeting, if holders of more than 50% of the outstanding voting shares of the Fund are represented in person or by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

The NYSE considers approval of new investment advisory agreements to be a non-routine matters that affects substantially shareholders' rights or privileges.  Consequently, brokers holding shares of the Fund on behalf of clients may not vote on Proposal 1 absent instructions from the beneficial owners of the shares.

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present.  If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting.  The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

Security Ownership of Management

The following list indicates the Trustees, Nominees and Officers of the Trust who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date.

Name of Fund	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Neiman Large Cap Value Fund	Harvey Neiman	________	______%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Mr. Harvey Neiman owns approximately ______% of the Trust as a whole.  As a group, the Trustees (including Mr. Harvey Neiman), the Nominee and Officers of the Trust own approximately ___% of the outstanding shares of the Trust as a whole.  As a result, Mr. Harvey Neiman individually and the incumbent Trustee, Nominees and Officers as a group are [not] deemed to control the Trust.

Security Ownership of Certain Beneficial Owners

The following list indicates the shareholders (other than those Trustees, Nominees and Officers listed above) who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name of Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Neiman Large Cap Value Fund

As of the Record Date, _____________________ own approximately ______% and _____% respectively, of the Trust as a whole.

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Trust as whole

Shareholder Proposals and Nominations

The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Daniel Neiman, Secretary, Neiman Funds, 6325 La Valle Plateada, P.O. Box 205, Rancho Santa Fe, CA 92067. Because of the Trust's short operating history, and because it has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

Cost of Solicitation

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by Neiman Capital Management, LLC and Neiman Funds Management LLC.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Neiman Capital may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

The Trust’s Board of Trustees knows of no other matters to be presented at the Special Meeting other than as set forth above.  If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-877-59-FUNDS, or write the Trust’s transfer agent, Mutual Shareholder Services, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

BY ORDER OF THE BOARD OF TRUSTEES

Harvey Neiman

President

Dated ___________, 2009

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 619-588-9701.

EXHIBIT A

PROPOSED INVESTMENT ADVISORY AGREEMENT

MANAGEMENT AGREEMENT

TO:

Neiman Funds Management LLC

66431 Main Street

Williamsville, NY 14221

Dear Sirs:

Neiman Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  The Trust currently offers one series of shares to investors, called the Neiman Large Cap Value Fund (the “Fund”).

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies.  You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

2.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund who are directors, officers, employees or stockholders of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees or stockholders of your corporation will be paid by the Fund.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (including fees and expenses payable to you under  the Services Agreement between you and the Trust), accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares (including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Act, as amended); and all other operating expenses not specifically assumed by you.  The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.

COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.

DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by:  (i) the Board of Trustees; or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

7.

USE OF NAME

The Trust and you acknowledge that all rights to the name “Neiman Large Cap Value Fund” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Neiman Large Cap Value Fund” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Neiman Large Cap Value Fund” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

8.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Neiman Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

10.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.

QUESTIONS OF INTERPRETATION

(a)  This Agreement shall be governed by the laws of the State of California.

(b)  For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 66431 Main Street, Williamsville, NY 14221, and your address for this purpose shall be 66431 Main Street, Williamsville, NY 14221

13.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Neiman Funds

Dated:

By:

Print Name:

Title:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Neiman Funds Management LLC

Dated:

By:

Print Name:

Title:

031103

EXHIBIT B

NEIMAN FUNDS
AUDIT COMMITTEE CHARTER

Approved March 18, 2003

1.

The Audit Committee shall be composed entirely of independent trustees.

2.

The purposes of the Audit Committee are:

(a)

to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)

to be responsible for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the auditor regarding financial reporting;

(c)

to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

(d)

to act as the liaison between the Trust and the public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust or its investment adviser, and (iv) receive the auditors’ specific representations as to their independence;

(b)

to meet with the Trust’s independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

(c)

review the audited financial statements and make recommendations to the Board regarding approval of such statements;

(d)

to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(e)

to approve the fees charged by the auditors for audit services;

(f)

to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Audit Committee; and

(c)

to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.

The Audit Committee shall meet at such times as it determines and shall direct that minutes are prepared of such meeting.

5.

The Audit Committee shall have the authority to discharge its responsibilities, including the authority to engage independent counsel and other advisors at the expense of the appropriate Fund(s).

6.

The Audit Committee shall have appropriate funding, as determined by the Audit Committee, for payment of compensation to the public accounting firm employed by the Trust for the purpose of rendering or issuing an audit report and to any independent counsel and other advisors employed by the Audit Committee.

NEIMAN LARGE CAP VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS

___________, 2009

The undersigned shareholder of the Neiman Large Cap Value Fund, a series of Neiman Funds, hereby nominates, constitutes and appoints [_________________________ and __________________], and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6325 La Valle Plateada, P.O. Box 205, Rancho Santa Fe, CA 92067, on November 30, 2009 at 10:00 a.m., pacific time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Approval of a new Investment Advisory Agreement relating to the Neiman Large Cap Value Fund between Neiman Funds Management LLC, and Neiman Funds.

  ☐ FOR         ☐ AGAINST        ☐ ABSTAIN

Elect Michael Lomas to the Board of Trustees of Neiman Funds

  ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

The Board of Trustees recommends a vote "FOR" on the above proposals.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________

DATED:________, 2009

__________________________________________

(Number of Shares)

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

__________________________________________

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, trustees, etc. should give their full titles.  All joint owners should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.